UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017

Baker Hughes Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

(Address of Principal Executive Offices)

(713) 439-8600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On January 26, 2017, the Board of Directors (the “Board”) of Baker Hughes Incorporated (“Baker Hughes”) approved an amendment to the Restated Bylaws of Baker Hughes, effective as of January 26, 2017 (as so amended, the “Bylaws”), which revised Article III, Section 1 of the Bylaws to provide that the Board shall consist of 12 directors instead of 13 directors as had previously been provided in the Bylaws.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On January 25, 2017, the Compensation Committee of the Board approved forms of award agreement and written performance goals relating to grants of service-based and performance-based restricted stock unit awards to certain officers pursuant to the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan.

If the transactions contemplated by the Transaction Agreement and Plan of Merger, dated as of October 30, 2016, by and among Baker Hughes, General Electric Company and certain subsidiaries of Baker Hughes are completed, the performance goals for the performance-based awards will be deemed attained at target levels, and the vesting of the service-based and performance-based awards will remain subject to continued employment through the scheduled vesting dates. The vesting of the awards will accelerate upon an “involuntary termination of employment” (as defined in the award agreements) within one year after the closing of the transactions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the aforementioned documents, copies of which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Bylaws dated as of January 26, 2017.
10.1	Restricted Stock Unit Award Agreement (Service-Based Cliff Vesting).
10.2	Restricted Stock Unit Award Agreement (Service-Based Graded Vesting).
10.3	Restricted Stock Unit Award Agreement (Performance-Based).
10.4	Performance Goals for Performance-Based Restricted Stock Unit Awards Granted in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2017

BAKER HUGHES INCORPORATED

By:	/s/ Lee Whitley
	Name:	Lee Whitley
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws dated as of January 26, 2017.
10.1	Restricted Stock Unit Award Agreement (Service-Based Cliff Vesting).
10.2	Restricted Stock Unit Award Agreement (Service-Based Graded Vesting).
10.3	Restricted Stock Unit Award Agreement (Performance-Based).
10.4	Performance Goals for Performance-Based Restricted Stock Unit Awards Granted in 2017.